Exhibit 10.2
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                                                                  EXECUTION COPY






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                        UNITHOLDER AND WARRANT AGREEMENT

                                      Among

                            CENTERBROOK HOLDINGS LLC,

                          IXIS FINANCIAL PRODUCTS INC.

                                       and

                             CHARTER MAC CORPORATION

                            Dated as of June 28, 2006



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                                TABLE OF CONTENTS

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                                                                                                                Page
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
SECTION  1.       Definitions; Accounting Terms and Determinations; Terms Generally...............................1
         1.01     Definitions.....................................................................................1
         1.02     Accounting Terms and Determinations, Etc........................................................7
         1.03     Terms Generally.................................................................................7

SECTION  2.       Purchase and Sale of Warrants...................................................................8
         2.01     Authorization and Issuance of Units and Warrants................................................8
         2.02     Issuance of the Warrants........................................................................8
         2.03     Acquisition for the Investor's Account..........................................................8
         2.04     Securities Act Compliance.......................................................................8
         2.05     Exercise of the Warrants........................................................................8

SECTION  3.       Restrictions on Transferability.................................................................8
         3.01     Transfers Generally.............................................................................8
         3.02     Transfers of Securities Pursuant to Registration Statements, Rule 144 and Rule 144A.............9
         3.03     Restrictive Legends.............................................................................9
         3.04     Termination of Restrictions.....................................................................9
         3.05     Cancellation and Issuance.......................................................................9

SECTION  4.       Put Rights......................................................................................9
         4.01     Put Rights......................................................................................9
         4.02     Procedures.....................................................................................10

SECTION  5.       Call Rights; Look Back.........................................................................11
         5.01     Call Rights....................................................................................11
         5.02     Look Back Events...............................................................................11

SECTION  6.       Right to Join in Sale..........................................................................12
         6.01     Tag-Along Rights...............................................................................12
         6.02     Procedures.....................................................................................12
         6.03     Issuer's Covenants.............................................................................13

SECTION  7.       Obligation to Join in Sale.....................................................................13
         7.01     Drag-Along Obligations.........................................................................13
         7.02     Procedures.....................................................................................13
         7.03     Definitions....................................................................................14

SECTION  8.       Holders' Rights................................................................................14
         8.01     Delivery Expenses..............................................................................14
         8.02     Taxes..........................................................................................14
         8.03     Replacement of Instruments.....................................................................14
         8.04     Indemnification................................................................................15

SECTION  9.       Other Covenants of Issuer......................................................................15
         9.01     Accountants; Fiscal Year. .....................................................................15
         9.02     Repurchases, Recapitalizations, Etc............................................................15
         9.03     Restrictions on Performance....................................................................15

SECTION  10.      Miscellaneous..................................................................................15
         10.01    Home Office Payment............................................................................15
         10.02    Waiver.........................................................................................15
         10.03    Notices........................................................................................15
         10.04    Expenses, Etc. ................................................................................16
         10.05    Amendments, Etc................................................................................16
         10.06    Successors and Assigns.........................................................................16
         10.07    Survival.......................................................................................16
         10.08    Specific Performance...........................................................................17
         10.09    Captions.......................................................................................17
         10.10    Counterparts...................................................................................17
         10.11    Governing Law; Waiver of Jury Trial............................................................17
         10.12    Severability...................................................................................17
         10.13    Entire Agreement...............................................................................17



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Exhibit A   -   Form of Warrant
Exhibit B   -   Form of Registration Rights Agreement
Exhibit C   -   Form of Legal Opinion from Counsel to the Issuer
Exhibit D   -   Form of Election


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          UNITHOLDER  AND  WARRANT  AGREEMENT  dated as of June 28,  2006  among
CENTERBROOK HOLDINGS LLC, a limited liability company organized under the laws of the State of Delaware (the "ISSUER"), IXIS FINANCIAL PRODUCTS INC. (the "INVESTOR") and CHARTER MAC CORPORATION (the "CHARTER MEMBER").

          WHEREAS, the Investor and Charter Member are parties to the Amended and Restated Operating Agreement of the Issuer, dated as of the date hereof (the "OPERATING AGREEMENT"), pursuant to which on the date hereof the Investor owns 10% of the outstanding ownership interests of the Issuer and the Charter Member owns the remaining 90% of the outstanding ownership interests of the Issuer.

          WHEREAS, to induce the Investor to enter into the Operating Agreement and to make its initial capital contribution thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer has agreed to issue the Warrants described below to the Investor.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; ACCOUNTING TERMS AND DETERMINATIONS; TERMS GENERALLY DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "ADMINISTRATIVE SERVICES AGREEMENT" shall mean the Administrative Services Agreement, dated as of the date hereof, between the Issuer and the Charter Administrator.

          "AFFILIATE" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and, if such other Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust.

          "BOARD" shall mean the board of managers of the Issuer or any committee thereof.

          "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York City.

          "CALL NOTICE" shall have the meaning assigned to such term in Section 5.01(b) hereof.

          "CALL NOTICE DATE" shall mean the date on which a Call Notice shall be received by the Holders.

          "CALL RIGHT" shall mean the right of the Charter Member to purchase Units, Warrants and Warrant Units pursuant to, and in accordance with, Section
5.01 hereof.

          "CENTERBROOK" shall mean Centerbrook Financial LLC, a Delaware limited liability company and wholly-owned Subsidiary of the Issuer.

          "CHANGE OF CONTROL" shall mean the earliest to occur of: (i) the date on which the Controlling Group ceases to own, directly or indirectly, at least 51% of the outstanding voting Units of the Issuer (as adjusted for unit or stock splits, stock or unit distributions, recapitalization or other similar transactions); (ii) the date on which any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, as in effect on the Closing
Date) other than the Controlling Group shall have acquired a greater beneficial ownership in the Issuer's Units and/or other equity interests of the Issuer than that held by the Controlling Group; or (iii) the date on which the Issuer's Board shall cease to consist of a majority of Continuing Managers.

          "CHARTER ADMINISTRATOR" shall mean Charter Capital LLC, as the Administrator under the Administrative Services Agreement.

          "CHARTERMAC" means CharterMac, a Delaware statutory trust.

          "CHARTER MEMBER" shall have the meaning assigned to such term in the preamble of this Agreement.

          "COMMISSION" shall mean the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act and/or the Exchange Act.


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          "CONTINUING  MANAGERS"  shall mean the  managers  of the Issuer on the date hereof and each other manager whose nomination for election to the Board is recommended by at least a majority of the then Continuing Managers or who receives the vote of the Controlling Group in his or her election by the members or shareholders of the Issuer.

          "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, PROVIDED that, in any event, any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

          "CONTROLLING GROUP" shall mean, collectively, the Charter Member, its Subsidiaries and any Affiliate thereof.

          "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, units, shares of stock or other securities or rights which are exchangeable for or exercisable or convertible into a specified security of the Issuer either immediately or upon the arrival of a specified date or the occurrence of a specified event.

          "DRAG-ALONG FMV DETERMINATION AMOUNT" shall mean, for any Holder, an amount equal to (i) the Fair Market Value as at the Drag-Along Notice Date DIVIDED BY (y) the total number of Units sold or transferred by such Holder pursuant to Section 7.02(c) hereof.

          "DRAG-ALONG FMV DETERMINATION RIGHT" shall mean the right of the Majority Unitholders pursuant to Section 7.02(c) hereof to have the Fair Market Value determined.

          "DRAG-ALONG NOTICE DATE" shall mean the date on which the Drag-Along Notice is given.

          "DRAG-ALONG  SALE"  shall have the  meaning  assigned  to such term in
Section 7.03 hereof.

          "DRAG-ALONG SALE CONSIDERATION" shall have the meaning assigned to such term in Section 7.02(c)(iii) hereof.

          "ELECTION PERIOD" shall mean the period from (a) the earlier of (i) the third anniversary of the date of this Agreement and (ii) the Business Day immediately prior to the date on which the Issuer shall have received any capital contribution or other new equity from any Person other than the Investor, the Charter Member or any Affiliate thereof, up to the and including
(b) the Expiration Date.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder.

          "EXERCISE DATE" shall mean the date on which IXIS Financial Products Inc. shall have delivered a notice to the Issuer pursuant to Section 2.05 hereof.

          "EXERCISE PERIOD" shall mean the period from (a) the Exercise Date up to and including (b) the Expiration Date.

          "EXERCISE PRICE" shall mean, with respect to the Unit Exercisable Amount of any Holder at any time, an amount equal to:

               (a) such Unit Exercisable Amount; MULTIPLIED BY

               (b) 1.09.

          "EXPIRATION DATE" shall mean the later of (a) 5:00 p.m., New York time, on the sixth anniversary of the date of this Agreement and (b) the date of exercise in full of all Call Rights and Put Rights pursuant to the terms of this Agreement.

          "FAIR MARKET VALUE" shall mean, as at any Put Notice Date, Call Notice Date, Subsequent Event Date or Drag-Along Notice Date, as the case may be, the price for which all the outstanding Units (on a fully diluted basis, assuming receipt of applicable consideration for any conversion, exchange or exercise of any Convertible Securities or Options which are exchangeable for or convertible or exercisable into Units unless they are Out of the Money) could be sold in an arm's length transaction to a third party which is not an Affiliate, treating the Issuer and its Subsidiaries as a going concern and without regard to (i) the lack of liquidity of the Units due to any restrictions or other limitations contained in this Agreement, the Registration Rights Agreement, the Warrants or otherwise, (ii) any discount for minority interests, (iii) the fact that some of


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the issued and outstanding  Units may not have any voting rights or may not have full voting rights, (iv) the fact that one or more of the holders of the Units may be unable to exercise in full any of its voting rights due to regulatory, contractual or other restrictions, or (v) the fact that contractual or regulatory approvals, consents, waivers, licenses, permits or notifications may need to be obtained in connection with such sale and the time required to obtain the same. For purposes of determining the Fair Market Value, it shall be assumed that, in such an arm's length transaction, (A) the seller would be a willing seller and would not be under any compulsion to sell and (B) the purchaser would be a willing purchaser and would not be under any compulsion to purchase. The Fair Market Value shall be determined by agreement or appraisal in accordance with the procedures described below.

          If the Fair Market Value is being determined in connection with the exercise of a Put Right, within 15 days after the Issuer Notice Date, the Issuer and the Majority Unitholders shall each designate a representative and such representatives will meet to reach an agreement on the Fair Market Value. If the Fair Market Value is being determined in connection with the exercise by the Charter Member of a Call Right, within 15 days after the Call Notice Date, the Issuer and the Majority Unitholders shall each designate a representative and such representatives will meet to reach an agreement on the Fair Market Value. If the Fair Market Value is being determined in connection with the occurrence of any Subsequent Event, within 15 days after the applicable Subsequent Event Date, the Issuer and the Majority Unitholders shall each designate a representative and such representatives will meet to reach an agreement on the Fair Market Value. If the Fair Market Value is being determined in connection with the exercise of a Drag-Along FMV Determination Right, within 15 days after the Drag-Along Notice Date, the Issuer and the Majority Unitholders shall each designate a representative and such representatives will meet to reach an agreement on the Fair Market Value.

          If the representatives designated by the Issuer and the Majority Unitholders are unable to reach such agreement within 15 days after the date on which the later of the two representatives are designated, then (A) the Majority Unitholders shall immediately designate one Independent Appraiser; (B) the Issuer shall immediately designate one Independent Appraiser; (C) the two Independent Appraisers so selected shall, within 15 days after the date on which the later of the two Independent Appraisers are appointed, determine independently the Fair Market Value using the parameters established in the first paragraph of this definition; (D) if the lesser of the two appraised values (the "LOWER FMV") exceeds or is equal to 90% of the other appraised value (the "HIGHER FMV"), then the Fair Market Value will be the average of the two, which average amount shall be conclusive and binding upon all the applicable parties; (E) if the Lower FMV is less than 90% of the Higher FMV, then the two appraisers shall, within 15 days of the date of the later of the two appraisals, appoint a third Independent Appraiser; and (F) the third Independent Appraiser so selected shall, within 15 days of its appointment, determine independently the Fair Market Value using the parameters established in the first paragraph of this definition, which determination shall be conclusive and binding upon all the applicable parties and shall not be higher than the Higher FMV and shall not be lower than the Lower FMV.

          The Issuer will provide each Independent Appraiser with all information about the Issuer and its Subsidiaries which such Independent Appraiser reasonably deems necessary for determining the Fair Market Value. The Issuer may require that the Independent Appraisers keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements.

          The fees and expenses of the appraisal process in this definition (including those of the Independent Appraisers) will be paid as follows:

          (a) In the event that such appraisal process is the result of a determination of the "Price Per Unit" pursuant to Section 4.02(a) hereof, then the fees and expenses thereof shall be paid 50% by the Investor and 50% by the Charter Member.

          (b) In the event that such appraisal process is the result of a determination of the "Price Per Unit" pursuant to Section 5.01(c) hereof, the determination of the "Fair Market Value" pursuant to the definition of "Subsequent Unit Value" in Section 5.02(b) hereof or the determination of the "Fair Market Value" pursuant to Section 7.02(c) hereof, then the fees and expenses thereof shall be paid 10% by the Investor and 90% by the Charter Member.

          "FORCED SALE" shall have the meaning assigned to such term in the Operating Agreement.

          "FORCED SALE ASSETS" shall have the meaning set forth in Section 4.01(c)(i) hereof.

          "FORCED  SALE  CONSIDERATION"  shall  have the  meaning  set  forth in
Section 4.01(c)(ii) hereof.

          "FORCED SALE FMV" shall mean,  with  respect to any Forced  Sale,  the price for which all the related Forced Sale Assets could be sold in an arm's length transaction to a third party which is not an Affiliate, without regard to
(i) the lack of liquidity of the Forced Sale Assets due to any restrictions or other limitations contained in this Agreement, the Registration Rights Agreement, the Warrants or otherwise, or (ii) the fact that contractual or regulatory approvals, consents, waivers, licenses, permits or notifications may need to be obtained in connection with such Forced Sale and the time required to obtain the same. For purposes of determining the Forced Sale FMV, it shall be assumed that, in such an arm's length transaction, (A) the seller would be a


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willing  seller  and  would  not be  under  any  compulsion  to sell and (B) the purchaser would be a willing purchaser and would not be under any compulsion to purchase. The Forced Sale FMV shall be determined by agreement or appraisal in accordance with the procedures described below.

          The Issuer and the Majority Unitholders shall each designate a representative and such representatives will meet to reach an agreement on the Forced Sale FMV. If the representatives designated by the Issuer and the Majority Unitholders are unable to reach such agreement within 15 days after the date on which the later of the two representatives are designated, then (A) the Majority Unitholders shall immediately designate one Independent Appraiser; (B) the Issuer shall immediately designate one Independent Appraiser; (C) the two Independent Appraisers so selected shall, within 15 days after the date on which the later of the two Independent Appraisers are appointed, determine independently the Forced Sale FMV using the parameters established in the first paragraph of this definition; (D) if the lesser of the two appraised values (the "LOWER FORCED SALE FMV") exceeds or is equal to 90% of the other appraised value (the "HIGHER FORCED SALE FMV"), then the Forced Sale FMV will be the average of the two, which average amount shall be conclusive and binding upon all the applicable parties; (E) if the Lower Forced Sale FMV is less than 90% of the Higher Forced Sale FMV, then the two appraisers shall, within 15 days of the date of the later of the two appraisals, appoint a third Independent Appraiser; and (F) the third Independent Appraiser so selected shall, within 15 days of its appointment, determine independently the Forced Sale FMV using the parameters established in the first paragraph of this definition, which determination shall be conclusive and binding upon all the applicable parties and shall not be higher than the Higher Forced Sale FMV and shall not be lower than the Lower Forced Sale FMV.

          The Issuer will provide each Independent Appraiser with all information about the Issuer and its Subsidiaries and the Forced Sale Assets which such Independent Appraiser reasonably deems necessary for determining the Forced Sale FMV. The Issuer may require that the Independent Appraisers keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements.

          The fees and  expenses  of the  appraisal  process in this  definition
(including those of the Independent Appraisers) shall be paid 10% by the Investor and 90% by the Charter Member.

          "FORCED SALE FMV DETERMINATION AMOUNT" shall mean, for any Holder in connection with any Forced Sale, an amount equal to such Holder's PRO RATA share of the Forced Sale FMV of such Forced Sale.

          "FORCED SALE NOTICE" shall have the meaning set forth in Section 4.01(c) hereof.

          "FORCED SALE NOTICE DATE" shall mean the date upon which a Forced Sale Notice is delivered to the Holders.

          "FULLY DILUTED BASIS" shall mean, at any time without duplication, the number of Units then issued and outstanding, assuming full conversion, exercise and exchange of all Convertible Securities and Options that are (or may become) exchangeable for, or exercisable or convertible into, Units, including the Warrants.

          "GAAP"   shall  mean   generally   accepted   accounting   principles,
consistently applied throughout the specified period.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (whether through ownership of securities or other ownership interests, by contract or otherwise) by any of the foregoing.

          "HOLDER" shall mean any Person who acquires Warrants or Warrant Units pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Units.

          "INDEPENDENT APPRAISER" shall mean an appraiser which is a recognized independent expert (including any Investment Banking Firm) experienced in valuing businesses similar or related to the principal business of the Issuer and its Subsidiaries.

          "INTERIM DISTRIBUTIONS" shall have the meaning assigned to such term in Section 5.02(a)(iii) hereof.

          "INVESTMENT   BANKING   FIRM"  shall  mean  a  nationally   recognized
investment banking firm.

          "INVESTOR" shall have the meaning assigned to such term in the preamble of this Agreement.

          "ISSUER" shall have the meaning assigned to such term in the preamble of this Agreement.


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          "ISSUER  NOTICE DATE" shall have the meaning  assigned to such term in
Section 4.01(b) hereof.

          "LIEN" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "LOOK BACK  EVENT"  shall have the  meaning  assigned  to such term in
Section 5.02(b) hereof.

          "LOOK BACK  PERIOD"  shall have the  meaning  assigned to such term in
Section 5.02(a) hereof.

          "MAJORITY UNITHOLDERS" shall mean, at any time, the Holders of a majority of the Warrant Units issued or issuable upon exercise of the Warrants at such time. For purposes of giving notices, waivers and consents hereunder, Holders shall be deemed holders of Units issued on exercise thereof.

          "NASDAQ" shall mean the National Association of Securities Dealers automated quotation system.

          "NET  CONSIDERATION"  shall have the meaning  assigned to such term in
Section 5.02(b) hereof.

          "OPERATING AGREEMENT" shall have the meaning assigned to such term in the recital of this Agreement.

          "OPTION" shall mean any warrant, option or other right to subscribe for or purchase a specified security or unit of the Issuer.

          "OUT OF THE MONEY" shall mean (a) in the case of an Option, that the fair market value of the Units which the holder thereof is entitled to purchase or subscribe for (taking into effect the proceeds and dilution of any such purchase or subscription) is less than the exercise price of such Option and (b) in the case of a Convertible Security, that the quotient resulting from dividing the then outstanding principal amount of such Convertible Security by the number of Units into or for which such Convertible Security is exercisable, convertible or exchangeable (taking into effect such exercise, conversion or exchange) is greater than the fair market value of a Unit (taking into effect the contribution to the fair market value of the Issuer and the subsequent dilution of such exercise, conversion or exchange).

          "PERSON" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "PRICE PER UNIT" shall mean, as at any date, (a) the Fair Market Value as at such date DIVIDED BY (b) the number of Units then outstanding (on a fully diluted basis, assuming full conversion, exchange or exercise of any Convertible Securities or Options which are exchangeable for or convertible or exercisable into Units unless they are Out of the Money).

          "PRIME RATE" shall mean the rate of interest from time to time announced by Bank of America, N.A. at its principal office in New York, New York as its prime commercial lending rate.

          "PRIOR AMOUNT" shall have the meaning assigned to such term in Section 5.02(a)(i) hereof.

          "PRIOR SALE" shall mean a sale of Securities to the Charter Member pursuant to Section 5.01 hereof.

          "PROPOSED  PURCHASER"  shall have the meaning assigned to such term in
Section 6.02 hereof.

          "PUBLICLY TRADED STOCK" shall mean common stock that is publicly traded on (i) the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or (ii) any other internationally recognized securities exchange if the average daily volume for the four-week period immediately prior to any date of determination for such common stock is at least equal to $100,000,000.

          "PUT NOTICE" shall have the meaning assigned to such term in Section 4.01(b) hereof.

          "PUT NOTICE DATE" shall mean, with respect to a Put Notice, the date on which such Put Notice is given or deemed given, as the case may be, to the Issuer and the Charter Member.

          "PUT RIGHT" shall mean the right of the Majority Unitholders to require the Charter Member to purchase Units, Warrants and Warrant Units pursuant to, and in accordance with, Section 4 hereof.


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          "REGISTRATION  RIGHTS  AGREEMENT" shall mean the  Registration  Rights
Agreement, dated the date hereof, between the Issuer and the Investor, relating to the registration of the Registrable Securities (as defined therein) under and pursuant to the Securities Act, which shall be in the form attached as Exhibit B hereto.

          "RESTRICTED CERTIFICATE" shall mean a certificate for Units, Warrant Units or Warrants bearing or required to bear the restrictive legend set forth in Section 3.03 hereof.

          "RESTRICTED SECURITIES" shall mean Restricted Units and Restricted Warrants.

          "RESTRICTED UNITS" shall mean Units and Warrant Units evidenced by a Restricted Certificate.

          "RESTRICTED WARRANTS" shall mean Warrants evidenced by a Restricted Certificate.

          "RULE 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

          "RULE 144A" shall mean Rule 144A promulgated by the Commission under the Securities Act.

          "SECURITIES" shall have the meaning assigned to such term in Section 3.01(a) hereof.

          "SECURITIES ACT" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder.

          "SUBSEQUENT  EVENT"  shall have the  meaning  assigned to such term in
Section 5.02(b) hereof.

          "SUBSEQUENT EVENT DATE" shall mean the date upon which a Subsequent Event shall occur.

          "SUBSEQUENT UNIT VALUE" shall have the meaning assigned to such term in Section 5.02(b) hereof.

          "SUBSEQUENT UNIT SALE" shall have the meaning assigned to such term in
Section 5.02(b) hereof.

          "SUBSIDIARY" shall mean, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Issuer.

          "TAG-ALONG PURCHASE OFFER" shall have the meaning assigned to such term in Section 6.02 hereof.

          "TAG-ALONG  SALE"  shall  have the  meaning  assigned  to such term in
Section 6.01 hereof.

          "THIRD PARTY" shall have the meaning  assigned to such term in Section
7.03 hereof.

          "THIRD PARTY PURCHASER" shall have the meaning assigned to such term in the definition of "Drag-Along Sale" in Section 7.03 hereof.

          "TRIGGERING EVENT" shall mean the earliest to occur of any of the following: (a) the fifth anniversary of the date hereof; (b) the willful violation or knowing breach by the Issuer, any Subsidiary thereof (including Centerbrook) or the Charter Administrator of the Administrative Services Agreement, the Operating Agreement or the Operating Agreement of Centerbrook;
(c) the violation or breach by the Issuer, any Subsidiary thereof (including Centerbrook) or the Charter Administrator of the Administrative Services Agreement, the Operating Agreement or the Operating Agreement of Centerbrook, if such violation or breach is not cured within thirty (30) days of written notice thereof; (d) any "Bankruptcy Event" (as defined in the Operating Agreement of Centerbrook as in effect on the date hereof) shall occur with respect to CharterMac, the Charter Member, the Charter Administrator, the Issuer or Centerbrook; and (e) the Issuer or the Charter Administrator commits fraud or criminal activity, or exercises gross negligence that has an adverse affect on Centerbrook, in the performance of its obligations under this Agreement, the Administrative Services Agreement, the Warrant Agreement, the Warrants or the Registration Rights Agreement or the Issuer or the Charter Administrator is indicted for a criminal offense related to its primary businesses.

          "UNIT EXERCISABLE AMOUNT" shall mean, for any Holder at any time, an aggregate amount of Warrant Units equal to:

               (a) an amount equal to:

                    (i) the Aggregate  Holders' Unit Amount immediately prior to such time; DIVIDED BY

                    (ii)  one  MINUS  the  Aggregate  Holders'  Unit  Percentage
               immediately   prior  to  such  time  (expressed  as  a  decimal);
               MULTIPLIED BY

               (b)  the   aggregate   amount  of  Units  owned  by  such  Holder
          immediately prior such time DIVIDED BY the Aggregate Holders' Unit Amount immediately prior to such time;

               where:

               "AGGREGATE UNIT AMOUNT" shall mean, at any time, the aggregate amount of Units issued by the Issuer and outstanding at such time;

               "AGGREGATE HOLDERS' UNIT AMOUNT" shall mean, at any time, the aggregate amount of Units owned by all of the Holders at such time; and

               "AGGREGATE HOLDERS' UNIT PERCENTAGE" shall mean, at any time, (x) the Aggregate Holders' Unit Amount immediately prior to such time DIVIDED BY (y) the Aggregate Unit Amount immediately prior to such time, PROVIDED that in no event shall the "Aggregate Holders' Unit Percentage" be greater than 0.10.

          "UNITHOLDER" shall mean any Person who directly or indirectly owns any Units (including Warrant Units).

          "UNITS" shall have the meaning assigned to such term in the Operating Agreement.

          "WARRANT UNITS" shall mean (a) the Units purchased or purchasable by the Holders of the Warrants upon the exercise thereof, including any Units into which such Units may thereafter be changed or converted, and (b) any additional Units issued or distributed by way of a unit split or other distribution in respect of the Units referred to in clause (a) above, or acquired by way of any rights offering or similar offering made in respect of the Units referred to in clause (a) above. Any Warrant Units purchased by the Issuer shall, upon such purchase, cease to be Warrant Units, cease to be outstanding and the Issuer, upon such purchase, shall not be deemed a Holder.

          "WARRANTS" shall mean all warrant certificates covering the purchase of Units in the form of Exhibit A hereto, and all warrant certificates covering units issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions except as to the number of units for which they may be exercised.

          1.02 ACCOUNTING TERMS AND DETERMINATIONS, ETC. (a) Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Warrants shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement and the Warrants shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

          (b) All references to Units herein shall be subject to appropriate adjustment by reason of any distribution, unit or stock split, reverse split, combination, recapitalization or any similar corporate transaction.

          1.03 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words

"asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof (each, for purposes of this Section 1.03, a "law"), shall refer to that law as amended from time to time and shall include any successor law.

          SECTION 2. PURCHASE AND SALE OF WARRANTS2.01 AUTHORIZATION AND ISSUANCE OF UNITS AND WARRANTS. The Issuer has authorized: (a) the issuance of the Warrants to the Investor pursuant to this Agreement, and (b) the issuance of such number of Units as shall be necessary to permit the Issuer to comply with its obligations to issue Units pursuant to the Warrants.

          2.02 ISSUANCE OF THE WARRANTS.

          (a)  On the date hereof:

               (i) the Issuer shall issue to the Investor Warrants giving each Holder the right to purchase a number of Units at the time of the exercise thereof in an amount equal to the Unit Exercisable Amount for such Holder immediately prior to the beginning of the Exercise Period;

               (ii) the Issuer shall deliver to the Investor a single certificate for the Warrants to be acquired by the Investor hereunder, registered in the name of the Investor, except that, if the Investor shall notify the Issuer in writing prior to such issuance that it desires certificates for Warrants to be registered in the name or names of any Affiliate, nominee or nominees of the Investor for its or their benefit, then the certificates for Warrants shall be registered in the name or names specified in such notice; and

               (iii) the Issuer shall deliver to the Investor a legal opinion from satisfactory counsel to the Issuer in the form attached as Exhibit C hereto.

          (b) On or before the date  hereof,  each of the  members of the Issuer
shall  have  entered  into  the  Operating   Agreement  in  form  and  substance
satisfactory to the Investor.

          2.03 ACQUISITION FOR THE INVESTOR'S ACCOUNT. The Investor represents and warrants to the Issuer as follows:

          (a) the Investor is acquiring and shall acquire the Warrants for its own account, without a view to the distribution thereof, all without prejudice, however, to the right of the Investor at any time, in accordance with this Agreement or the Registration Rights Agreement, lawfully to sell or otherwise to dispose of all or any part of the Warrants or the Warrant Units held by it; and

          (b) the Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          2.04 SECURITIES ACT COMPLIANCE. The Investor understands that the Issuer has not registered the Warrants or the Warrant Units under the Securities Act, and the Investor agrees that neither the Warrants nor the Warrant Units shall be sold or transferred or offered for sale or transfer without registration under the Securities Act or the availability of an exemption therefrom, all as more fully provided in Section 3 hereof.

          2.05 EXERCISE OF THE WARRANTS. At any time during the Election Period, the Investor shall have the right, upon written notice from IXIS Financial Products Inc. to the Issuer in the form of Exhibit D hereto, to elect that all (but not part) of the Warrants shall be exercisable in accordance with their terms.

          SECTION 3. RESTRICTIONS ON TRANSFERABILITY

          3.01 TRANSFERS GENERALLY.

          (a) The Units, Warrants and Warrant Units held by any Holder (collectively, the "Securities") shall be transferable only upon the conditions specified in this Section 3 and in the Registration Rights Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Securities.

          (b) Subject to compliance with the Securities Act, applicable state securities laws and the requirement as to placement of a legend on certificates for Restricted Securities specified in Section 3.03 hereof, any Holder shall have the right to transfer any or all of its Securities to any Person as provided in the Operating Agreement, PROVIDED that the ratio of (x) the Warrant Units owned by such Holder immediately prior to such transfer (assuming that all Warrants had been exercised immediately prior to such transfer) to (y) the Units that are not Warrant Units owned by such Holder immediately prior to such transfer remains the same after giving effect to such transfer. The Person to which Securities are transferred pursuant to the immediately preceding sentence shall be deemed to be a Holder of such Securities and bound by the provisions of this Agreement applicable to the Holders so long as such Person continues to own any of the Securities so transferred to such transferee.

          3.02 TRANSFERS OF SECURITIES PURSUANT TO REGISTRATION STATEMENTS, RULE 144 AND RULE 144A. The Securities may be offered or sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act,
(b) to the extent applicable, Rule 144 or Rule 144A or (c) any other legally available means of transfer.

          3.03 RESTRICTIVE LEGENDS. Unless and until otherwise permitted by this
Section 3, each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Units issued upon exercise of any Warrant (if any), each certificate for any Warrant Units issued to any subsequent transferee of any such certificate (if any), and each certificate for any Units issued pursuant to the Operating Agreement (if any), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN UNITHOLDER AND WARRANT AGREEMENT DATED AS OF JUNE 28, 2006 (THE "UNITHOLDER AND WARRANT AGREEMENT"), AMONG CENTERBROOK HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY (THE "ISSUER"), IXIS FINANCIAL PRODUCTS INC. AND CHARTER MAC CORPORATION, AS THE UNITHOLDER AND WARRANT AGREEMENT MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE UNITHOLDER AND WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE UNITHOLDER AND WARRANT AGREEMENT.

          THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA."

          3.04 TERMINATION OF RESTRICTIONS. Whenever any Restricted Security shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144, the Holder thereof shall be entitled to receive from the Issuer, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

          3.05 CANCELLATION AND ISSUANCE. If any Holder or any of its Affiliates assigns or otherwise transfers all or any of its Warrants, such Holder may request (upon 10 days' prior notice to the Issuer) that (a) a number of Warrants held by such Holder be canceled on the date of such assignment and transfer and
(b) a like number of Warrants be issued by the Issuer to the Person to whom such Warrants are being assigned or otherwise transferred. Upon the date specified in such request, the Issuer shall issue, and such Holder shall surrender for cancellation, such number of Warrants as aforesaid, PROVIDED that such issuance shall not violate the Securities Act or any applicable state securities laws.

          SECTION 4. PUT RIGHTS

          4.01 PUT RIGHTS.

          (a) At any time on or after the occurrence of the Triggering Event, the Majority Unitholders will have the right to require the Charter Member to purchase all (but not less than all) of the Securities owned by the Holders pursuant to, and in accordance with, this Section 4.

          (b) The Majority Unitholders may exercise a Put Right by delivering a notice to the Issuer and the Charter Member stating that the Majority Unitholders will require the Charter Member to purchase and the Holders to sell all (but not less than all) of the Securities owned by the Holders (a "PUT NOTICE"). Within 5 days after receipt of a Put Notice by the Issuer and the Charter Member, the Issuer and the Charter Member shall give a notice to all other Holders advising them of the receipt by the Issuer and the Charter Member of such Put Notice, together with a copy of such Put Notice. The date upon which the Issuer and the Charter Member shall so advise the other Holders is herein called the "ISSUER NOTICE DATE".

          (c) Notwithstanding anything in this Agreement to the contrary, each of the Charter Member and the Issuer agrees that if at any time the Board shall notify the Holders (a "FORCED SALE NOTICE") that it intends to consummate a Forced Sale, then, unless the consideration received in respect thereof consists solely of any combination of cash and Publicly Traded Stock that is distributed to the Holders simultaneously with the closing of such Forced Sale, the following provisions shall apply:

          (i) Not later than 10 days following the related Forced Sale Notice Date, the Majority Unitholders shall have the right to notify each of the Charter Member and the Issuer that they intend to have the fair market value of the assets and property to be sold in connection with such Forced Sale (the "FORCED SALE ASSETS") determined and exercise their rights under this clause (c), whereupon the Forced Sale FMV for such Forced Sale shall be determined in accordance with the definition thereof. In the event that such notice is not given, then the Holders shall receive their PRO RATA share of the consideration from the Forced Sale, which shall be distributed to them simultaneously with the closing of such Forced Sale. In the event that such notice is given, the following provisions of this clause (c) shall apply.

          (ii) At the closing for such Forced Sale, the Charter Member shall remit to each Holder an amount in cash (such Holder's "FORCED SALE CONSIDERATION"), which cash amount shall be based on a good faith estimate by the Charter Member of such Holder's PRO RATA share of the Forced Sale FMV for such Forced Sale.

          (iii) On the later of (x) the date 5 Business Days after the date on which the Forced Sale FMV for such Forced Sale shall have been determined and (y) the closing date for such Forced Sale, either:

               (1) if the related Forced Sale FMV Determination Amount for any Holder exceeds the Forced Sale Consideration received by such Holder, then the Charter Member shall forthwith pay to such Holder, by wire transfer in immediately available funds, an amount equal to such excess amount PLUS an amount equal to the product of (x) such excess amount, (y) the Prime Rate and (z) the quotient determined by dividing the number of days lapsed from the closing date of such Forced Sale through and including the date such excess amount is paid BY 360; or

               (2) if the Forced Sale Consideration received by any Holder exceeds the related Forced Sale FMV Determination Amount for such Holder, then such Holder shall forthwith pay to the Charter Member, by wire transfer in immediately available funds, an amount equal to such excess amount PLUS an amount equal to the product of (x) such excess amount, (y) the Prime Rate and (z) the quotient determined by dividing the number of days lapsed from the closing date of such Forced Sale through and including the date such excess amount is paid BY 360;

     PROVIDED that if such Forced Sale shall not be completed, then the foregoing provisions of this clause (iii) shall not apply.

          4.02 PROCEDURES.

          (a) The purchase and sale of the Securities pursuant to a Put Right shall be consummated on a date selected by the Charter Member upon at least 5 Business Days' prior written notice to the Holders, which date in no event shall be later than the date 180 days after the Put Notice Date (the "PUT CLOSING DATE"), PROVIDED that if on the Put Closing Date the Fair Market Value shall not have been determined, the Put Closing Date shall be the date 5 Business Day's after the date on which the Fair Market Value shall have been determined. On the Put Closing Date, the Charter Member shall purchase from each Holder, and each Holder shall sell to the Charter Member, all of the Securities owned by such
Holder: (i) in the case of each Unit and Warrant Unit so purchased, at a purchase price equal to the Price Per Unit as of the Put Notice Date; and (ii) in the case of any Warrants owned by such Holder, at a purchase price (which shall not be less than zero) equal to (A) the product of (1) the Price Per Unit as of the Put Notice Date and (2) the Unit Exercisable Amount for such Holder as of the Put Notice Date, MINUS (B) an amount equal to the aggregate Exercise Price as of the Put Notice Date for such Unit Exercisable Amount. Payment of the purchase price for the Securities so purchased by the Charter Member shall be made by wire transfer in immediately available funds.

          (b) If the Charter Member shall not purchase some or all of the Securities as required and in accordance with this Section 4 for any reason, then the Price Per Unit with respect to such unpurchased Securities shall become an accruing liability of the Charter Member with interest thereon commencing on the Put Closing Date through the date on which the related Securities are purchased by the Charter Member at a rate per annum equal to the Prime Rate PLUS 2%, compounded quarterly.

          (c) The calculations under this Section 4, other than with respect to the determination of Fair Market Value, shall be made by the Issuer in good faith and in a commercially reasonable manner.

          SECTION 5. CALL RIGHTS; LOOK BACK

          5.01 CALL RIGHTS.

          (a) At any time on or after the fifth anniversary of the date hereof, the Charter Member shall have the right to purchase all (but not less than all) of the Securities owned by the Holders.

          (b) The Charter Member may exercise a Call Right by delivering an irrevocable notice to the Holders indicating that the Charter Member wishes to purchase all (but not less than all) of the Securities of each Holder (a "CALL NOTICE").

          (c) The purchase and sale of the Securities pursuant to a Call Right shall be consummated on a date selected by the Charter Member by giving the Holders at least 10 Business Days' prior written notice thereof, which date in no event shall be earlier than the date 5 Business Days, nor later than the date 10 Business Days, after the determination of the Fair Market Value pursuant to the procedure described in the definition of such term in Section 1 hereof. The Charter Member shall purchase from the Holders, and each Holder shall sell to the Issuer, all of the Securities owned by such Holder: (i) in the case of each Unit and Warrant Unit so purchased, at a price equal to the Price Per Unit as of the Call Notice Date; and (ii) in the case of any Warrants owned by such Holder, at a purchase price (which shall not be less than zero) equal to (A) the product of (1) the Price Per Unit as of the Call Notice Date and (2) the Unit
Exercisable Amount for such Holder as of the Call Notice Date, MINUS (B) an amount equal to the aggregate Exercise Price as of the Call Notice Date for such Unit Exercisable Amount. Payment of the purchase price for the Securities so purchased by the Charter Member shall be made by wire transfer in immediately available funds.

          (d) The calculations under this Section 5.01, other than with respect to the determination of Fair Market Value, shall be made by the Issuer in good faith and in a commercially reasonable manner.

          5.02 LOOK BACK EVENTS.

          (a) If, within the 12-month period (a "LOOK BACK PERIOD") following the Call Notice Date, the Charter Member, the Issuer, any of its Subsidiaries, or any holder of Units or Options or Convertible Securities with respect to such Units, shall have entered into any contract, arrangement or binding agreement relating to a Look Back Event or shall have consummated a Look Back Event, then upon occurrence of such Look Back Event the Charter Member shall forthwith pay to each Holder, by wire transfer in immediately available funds:

               (i) in the case of a Subsequent Event, an amount equal to the excess (if any) of (A) the product of (1) the Subsequent Unit Value on the date of such Subsequent Event and (2) the number of Units and Warrant Units sold in the Prior Sale (assuming that all Warrants sold in the Prior Sale by such Holder had been exercised immediately prior to the Prior Sale and were sold in the Prior Sale as Warrant Units), OVER (B) the aggregate amount received by such Holder in the Prior Sale (the "PRIOR AMOUNT"); OR

               (ii) in the case of a Subsequent Unit Sale, an amount equal to the excess (if any) of (A) the aggregate amount of consideration that such Holder would have been entitled to receive in the Subsequent Unit Sale had the Securities sold in the Prior Sale been held by such Holder at the time of the Subsequent Unit Sale and sold in the Subsequent Unit Sale (assuming that all Warrants sold in the Prior Sale by such Holder had been exercised immediately prior to the Prior Sale and were sold in the Prior Sale as Warrant Units), OVER (B) the Prior Amount; AND

               (iii) in addition to the amounts paid pursuant to the foregoing clauses (i) or (ii), an amount equal to the sum of (A) all distributions paid on any date after the Call Notice Date to and including the settlement date of the Prior Sale to which such Holder would have been entitled if such Holder had been a Holder of Securities during such period (the "INTERIM DISTRIBUTIONS") and (B) an amount equal to the product of (x) the Interim Distributions, (y) the Prime Rate and (z) the quotient determined by dividing the number of days lapsed from the date each such distribution would have been received through and including the date of the Look Back Event by 360.

          For purposes of this Section 5.02, it shall be assumed that (x) all adjustments required by the provisions of Section 4 of the Warrants will have been made in respect of Warrants (whether or not outstanding) through and including the date of the relevant Look Back Event, (y) appropriate adjustments will have been made in respect of the number of Units and Warrant Units (and their character and terms) through and including the date of the relevant Look Back Event by reason of any stock or unit distribution, subdivision, combination, consolidation, merger, sale, lease, transfer or recapitalization, any amendment to the Operating Agreement or other organizational documents of the Issuer or any similar event effected on or after the Call Notice Date; and
(z) the Issuer was in compliance through the Look Back Event with the covenants set forth in this Agreement and the Operating Agreement. If the Issuer would have been in default of any such covenants in such a way as to adversely affect the rights of the Holders then, in each such case, the computations and adjustments provided for in this Section 5.02 shall be made as nearly as possible in the manner so provided except that any additional adjustments required to protect the Holders against such adverse effects in accordance with the intent and principles of this Agreement shall be made.

          (b) As used in this Section 5.02, the following terms shall have the following respective meanings:

          "AGGREGATE CALLED AMOUNT" shall mean the aggregate number of Units and Warrant Units sold in the Prior Sale (assuming that all Warrants sold in the Prior Sale by each Holder had been exercised immediately prior to the Prior Sale and were sold in the Prior Sale as Warrant Units).

          "LOOK  BACK  EVENT"  shall  mean  the   occurrence   (whether  in  one
transaction or in a series of related transactions) of any Subsequent Event or Subsequent Unit Sale.

          "SUBSEQUENT EVENT" shall mean: (a) any merger or consolidation of the Issuer with any other Person (whether or not the Issuer is the surviving entity) in which any Unitholder receives any distribution in respect of its Units; (b) any share or unit exchange of the Issuer with any other Person (whether or not the Issuer is the surviving entity) involving a number of Units which equals or exceeds the Aggregate Called Amount and in which any Unitholder receives any distribution in respect of its Units; or (c) any sale, lease or other disposition of all or a substantial portion of the assets of the Issuer (including by or through the issuance, sale, lease or other disposition of the Units or other equity interests or assets of, or a merger or consolidation involving, any Subsidiary of the Issuer) or any liquidation.

          "SUBSEQUENT UNIT VALUE" shall mean, with respect to each Unit and Warrant Unit on any Subsequent Event Date, an amount equal to the result obtained by dividing (a) the sum of (i) the aggregate fair market value of all consideration (less assumed liabilities) received by the Issuer and its Subsidiaries and Unitholders in connection with the related Subsequent Event, net of ordinary and customary transaction expenses (including taxes) in connection with such Subsequent Event and liabilities required to be paid by the Issuer from the proceeds of such transactions (the "NET CONSIDERATION"), PLUS
(ii) the Fair Market Value as at such Subsequent Event Date (after giving effect to the related Subsequent Event and excluding the Net Consideration) by (b) the total number of Units (determined on a Fully Diluted Basis) outstanding on such Subsequent Event Date (after giving effect to the related Subsequent Event).

          "SUBSEQUENT UNIT SALE" shall mean: (a) any repurchase, redemption or other direct or indirect acquisition by the Issuer of any Units or Options or Convertible Securities exercisable for or convertible or exchangeable into Units which equals or exceeds the Aggregate Called Amount; (b) any sale, disposition or other transfer of any Units or other equity interests of the Issuer or any Subsidiary thereof of any class through a public offering involving the Issuer or such Subsidiary; or (c) any sale, disposition or other transfer of any outstanding Units owned by any of the Controlling Group or Options or Convertible Securities held by any of the Controlling Group exercisable for or convertible or exchangeable into Units which equals or exceeds the Aggregate Called Amount.

          (c) Promptly following its execution (or the execution by one of its Affiliates or a Subsidiary) of an agreement pursuant to which, if the transaction contemplated thereby is consummated, a Look Back Event would occur, and, if different, the date of occurrence of a Look Back Event, the Issuer or the Charter Member, as applicable, shall deliver a notice to the Holders of the execution of such agreement (describing in reasonable detail the contents thereof and the contemplated schedule for its consummation) and of the occurrence of such Look Back Event.

          (d) The calculations under this Section 5.02, other than with respect to the determination of Fair Market Value, shall be made by the Issuer in good faith and in a commercially reasonable manner.

          SECTION 6. RIGHT TO JOIN IN SALE6.01 TAG-ALONG RIGHTS. Notwithstanding anything herein to the contrary, if the Charter Member proposes, in a single transaction or a series of related transactions, to sell, dispose of or otherwise transfer, directly or indirectly, any of its Units then outstanding in any manner (each, a "TAG-ALONG SALE"), then the Holders shall be afforded the opportunity to join in such transfer as provided in Section 6.02 hereof.

          6.02 PROCEDURES. Prior to the consummation of any transaction subject to Section 6.01 hereof, the Person or group of Persons that proposes to acquire Units in a Tag-Along Sale (the "PROPOSED PURCHASER") shall make a written offer to the Holders (the "TAG-ALONG PURCHASE OFFER") which offer shall describe in reasonable detail the Securities proposed to be purchased, the price to be paid and all other material terms of the Tag-Along Sale. The Holders shall have 15 days after the making of the Tag-Along Purchase Offer in which to accept the Tag-Along Purchase Offer. If any Holder accepts the Tag Along Purchase Offer ("PARTICIPATING HOLDER"), such Participating Holder shall be entitled to sell in the Tag-Along Sale a number of Units and Warrant Units (including Warrant Units issuable upon the exercise of Warrants) equal to the product of (i) the quotient determined by dividing (x) the number of Units and Warrant Units owned by such Participating Holder (including Warrant Units issuable upon the exercise of Warrants) BY (y) the aggregate number of Units (on a Fully Diluted Basis) owned by the Charter Member and all Participating Holders, and (ii) the aggregate number of Units and Warrants proposed to be purchased by the Proposed Purchaser in the Tag-Along Sale; PROVIDED that if the Tag-Along Sale would cause a Change of Control, then the Participating Holders shall be entitled to sell 100% of their respective Units and Warrant Units (but not exceeding the aggregate amount of Units proposed to be acquired in the Tag-Along Sale). The Tag-Along Purchase Offer shall be at the same price and on the same terms and conditions as the offer by the Proposed Purchaser to the Charter Member, except that no Participating Holder shall be required to make representations and warranties to or agreements with the Proposed Purchaser other than representations, warranties and agreements regarding such Participating Holder and its ownership of the Securities to be sold in the Tag-Along Sale.

          6.03 ISSUER'S COVENANTS. The Issuer will not, on or after the date hereof, deliver to the Charter Member a certificate evidencing any Units being sold in a transaction requiring that a Tag-Along Purchase Offer be made unless the Proposed Purchaser shall have in fact made a Tag-Along Purchase Offer in accordance with the provisions of Section 6.02 hereof.

          SECTION 7. OBLIGATION TO JOIN IN SALE7.01 DRAG-ALONG OBLIGATIONS. In the event of a Drag-Along Sale at any time after the fifth anniversary of the date hereof, each Holder shall be obligated to, if so requested by the Charter Member, sell, transfer and deliver, or cause to be sold, transferred and delivered to the Third Party Purchaser, all (but not less than all) Securities owned by it at the same price per unit and consideration, and on the same terms and conditions (except as expressly permitted below), as are applicable to the Charter Member, except that no Holders shall be required to make representations and warranties to or agreements with the Third Party Purchaser other than representations, warranties and agreements regarding such Holder and its ownership of the Securities to be sold in the Drag-Along Sale (it being understood that such Holders shall not be obligated to pay their PRO RATA portion of the transaction costs associated with the sale, transfer or delivery).

          7.02 PROCEDURES.

          (a) The Charter Member shall deliver a written notice ("DRAG-ALONG NOTICE") to each of the Holders setting forth the consideration per Unit to be paid by the Third Party Purchaser and the other terms and conditions of the Drag-Along Sale.

          (b) If the consideration received in respect of the Drag-Along Sale consists solely of any combination of cash and Publicly Traded Stock, or if the Majority Unitholders elect not to exercise their rights under clause (c) of this
Section 7.02, then the following provisions shall apply:

               (i) Not later than 20 days following the Drag-Along Notice Date, each of the Holders shall deliver to the Charter Member the Warrants and certificates (if any) representing Securities of such Holder, accompanied by duly executed unit powers.

               (ii) At the closing for the Drag-Along Sale, the Charter Member shall remit to each Holder the consideration to which such Holder is entitled for its Securities in accordance with Section 7.01 hereof.

          (c) If the consideration received in respect of the Drag-Along Sale consists of any property other than Publicly Traded Stock and cash, then the following provisions shall apply:

               (i) Not later than 10 days following the Drag-Along Notice Date, the Majority Unitholders shall have the right to notify each of the Charter Member and the Issuer that they intend to have the fair market value of their Units determined and exercise their rights under this clause (c), whereupon the Fair Market Value shall be determined in accordance with the definition thereof. In the event that no such notice is given, the provisions set forth under clause (b) of this
          Section 7.02 shall apply and the  following  provisions of this clause
          (c) shall not apply.

               (ii) Not later than 20 days following the Drag-Along Notice Date, each of the Holders shall deliver to the Charter Member the Warrants and certificates (if any) representing Securities of such Holder, accompanied by duly executed unit powers.

               (iii) At the closing for the Drag-Along Sale, the Charter Member shall remit to each Holder an amount in cash for its Securities (such Holder's "DRAG-ALONG SALE CONSIDERATION"), which cash amount shall be based on a good faith estimate by the Charter Member of the fair market value of such Securities, determined in a commercially reasonable manner.

               (iv) On the later of (x) the date 5 Business Days after the date on which the Fair Market Value pursuant to this clause (c) shall have been determined and (y) the closing date for the Drag-Along Sale, either:

                    (1) if the  Drag-Along  FMV  Determination  Amount  for  any
               Holder exceeds the Drag-Along Sale Consideration received by such Holder, then the Charter Member shall forthwith pay to such Holder, by wire transfer in immediately available funds, an amount equal to such excess amount PLUS an amount equal to the product of (x) such excess amount, (y) the Prime Rate and (z) the quotient determined by dividing the number of days lapsed from the closing date of the Drag-Along Sale through and including the date such excess amount is paid BY 360; or

                    (2) if the  Drag-Along  Sale  Consideration  received by any
               Holder exceeds the Drag-Along FMV Determination Amount for such Holder, then such Holder shall forthwith pay to the Charter Member, by wire transfer in immediately available funds, an amount equal to such excess amount PLUS an amount equal to the product of (x) such excess amount, (y) the Prime Rate and (z) the quotient determined by dividing the number of days lapsed from the closing date of the Drag-Along Sale through and including the date such excess amount is paid BY 360;

          PROVIDED that if the Drag-Along Sale shall not be completed, then the foregoing provisions of this clause (iv) shall not apply.

          (d) If any Holder should fail to deliver its Warrants or certificates (if any) representing Securities, the Issuer shall cause the books and records of the Issuer to show that such Warrants and Securities are bound by the provisions of this Section 7 and that such Warrants and Securities shall be transferred only to the Third Party Purchaser upon surrender for transfer by the Holder thereof.

          (e) If, within 120 days after the Charter Member delivers a Drag-Along Notice, the Drag-Along Sale is not completed, the Charter Member shall return to each Holder all Warrants and certificates (if any) representing Securities that such Holder delivered for sale pursuant hereto.

          7.03 DEFINITIONS.  As used herein the  following  terms shall have the following respective meanings:

          "DRAG-ALONG SALE" shall mean (a) the sale by the Charter Member of Units beneficially owned by it in a private offering that results in a Change of Control or (b) a merger or consolidation involving the Issuer, wherein the Holders will receive consideration for their Units, in each case in a bona fide arm's length transaction to or with a Third Party (the "THIRD PARTY PURCHASER") and in each case occurring after the fifth anniversary of the date hereof.

          "THIRD PARTY" shall mean a Person or entity not otherwise an Affiliate of the Issuer or the Charter Member or a Subsidiary thereof or any of the Issuer's Unitholders.

          SECTION 8. HOLDERS' RIGHTS8.01 DELIVERY EXPENSES. If any Holder surrenders any certificate for Warrants or Warrant Units to the Issuer or a transfer agent of the Issuer for exchange for instruments of other denominations or registered in another name or names, the Issuer shall cause such new instruments to be issued and shall pay the costs associated therewith, including the costs of delivering to or from the office of such Holder from or to the Issuer or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

          8.02 TAXES. The Issuer shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the Registration Rights Agreement or the issuance of the Warrants and Warrant Units hereunder or in connection with any modification of this Agreement, the Registration Rights Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Issuer under this Section 8.02 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Units by the Issuer, any termination of this Agreement or the Registration Rights Agreement, and any cancellation or termination of the Warrants.

          8.03 REPLACEMENT OF INSTRUMENTS. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Units, and

          (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, PROVIDED that, if the owner of the same is the Investor or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory, or

          (ii) in the case of mutilation, upon surrender or cancellation thereof,

the Issuer, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Units.

          8.04 INDEMNIFICATION. The Issuer shall indemnify and hold harmless each of the Investor and the Holders and each of their respective managers, directors, officers, employees, unitholders, Affiliates and agents (each, an "INDEMNIFIED PERSON") on demand from and against any and all losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) and expenses that arise out of, result from, or in any way relate to, this Agreement, the Warrants or the Registration Rights Agreement, or in connection with the other transactions contemplated hereby and thereby, and to reimburse each indemnified person, upon its demand, for any legal or other expenses incurred in connection with investigating, defending or participating in the defense of any such loss, claim, damage, liability, action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), other than any of the foregoing claimed by any indemnified person to the extent incurred by reason of the gross negligence or willful misconduct of such indemnified person. No indemnified person shall be responsible or liable to either the Issuer or any other Person for any damages which may be alleged as a result of or relating to this Agreement, the Warrants or the Registration Rights Agreement, or in connection with the other transactions contemplated hereby and thereby.

          SECTION 9. OTHER COVENANTS OF ISSUERThe Issuer agrees with each Holder that, so long as any of the Warrants and/or Warrant Units shall be outstanding:

          9.01 ACCOUNTANTS; FISCAL YEAR. THE ISSUER SHALL RETAIN A NATIONALLY RECOGNIZED INDEPENDENT ACCOUNTING FIRM AS ITS AUDITORS. TO ENABLE THE READY AND CONSISTENT DETERMINATION OF THE PRICE PER UNIT AND COMPLIANCE WITH THE COVENANTS SET FORTH HEREIN, NEITHER THE ISSUER NOR ANY OF ITS SUBSIDIARIES WILL CHANGE THE LAST DAY OF ITS FISCAL YEAR FROM DECEMBER 31 OF EACH YEAR, OR THE LAST DAYS OF THE FIRST THREE FISCAL QUARTERS IN EACH OF ITS FISCAL YEARS FROM MARCH 31, JUNE 30 AND SEPTEMBER 30 OF EACH YEAR, RESPECTIVELY.

          9.02 REPURCHASES, RECAPITALIZATIONS, ETC.

          (a) Except as otherwise specifically provided herein or contemplated by the Operating Agreement, the Issuer shall not effect any repurchase, recapitalization, reorganization, reclassification, merger, consolidation, share or unit exchange, liquidation, spin-off, stock or unit split, distribution or stock or unit consolidation, subdivision or combination that would not afford to each Unitholder and the Holder the same type and amount of consideration.

          (b) Except as otherwise specifically provided herein or contemplated by the Operating Agreement, the Issuer shall not effect any repurchase or redemption of Units and shall cause its Subsidiaries not to effect any repurchase or redemption of Units from any Unitholder. Any repurchase or redemption of Units shall include Warrant Units.

          9.03 RESTRICTIONS ON PERFORMANCE. The Issuer shall not at any time enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement, the Registration Rights Agreement or the Warrants, or making such performance or the issuance of Units upon the exercise of any Warrant a default under any such agreement or instrument.

          SECTION 10. MISCELLANEOUS10.01 HOME OFFICE PAYMENT. Notwithstanding anything to the contrary in this Agreement or the Warrants, so long as the Investor or any nominee designated by the Investor shall be a Holder, the Issuer shall punctually pay all amounts which become due and payable with respect to any Warrant or Warrant Units to the Investor at the address registered on the books of the Issuer maintained for such purpose, or at such other place and in such manner as the Investor may designate by notice to the Issuer, without presentation or surrender of such Warrant or the making of any notation thereon. The Investor agrees that prior to the sale, transfer or other disposition of a part of any Warrant, it will make notation thereon of the number of Units covered by the part of the Warrant sold, transferred or disposed, or surrender the same in exchange for a Warrant covering the number of Units remaining on the Warrant so surrendered. The Issuer agrees that the provisions of this Section
10.01 shall inure to the benefit of any other Holder registered on the books of the Issuer.

          10.02 WAIVER. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Warrants or the Registration Rights Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Warrant or the Registration Rights Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          10.03 NOTICES.

          (a) All notices, requests and other communications provided for herein and the Warrants (including any waivers or consents under this Agreement and the Warrants) shall be given or made in writing,

               (i)   if to the Issuer:

                        Centerbrook Holdings LLC
                        625 Madison Avenue
                        New York, New York 10022
                        Attention:  James Spound
                        Telecopy:  212-317-5762

               (ii)  if to the Investor:

                        IXIS Financial Products Inc.
                        9 West 57th Street
                        New York, NY 10019
                        Attention:  Nick Mumford

               (iii) if to the Investor:

                        Charter Mac Corporation
                        625 Madison Avenue
                        New York, New York  10022
                        Attention:  Marc Schnitzer

                        with a copy to:

                        Proskauer Rose LLP
                        1585 Broadway
                        New York, New York  10036-8299
                        Attention:  Steven A. Fishman, Esq.

               (iv) if to any other Person who is the registered Holder of any Warrants or Warrant Units, to the address for such Holder as it appears in the unit or warrant ledger of the Issuer;

or, in the case of any Holder, at such other address as shall be designated by such party in a notice to the Issuer; or, in the case of the Issuer, at such other address as the Issuer may designate in a notice to the Investor and all other Holders.

          (b) All such notices, requests and other communications shall be: (i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid; and (ii) effective upon receipt.

          10.04 EXPENSES, ETC. EACH OF THE PARTIES HERETO SHALL BEAR ITS OWN COSTS AND EXPENSES OF LEGAL COUNSEL, ACCOUNTANTS, FINANCIAL ADVISORS AND OTHER CONSULTANTS AND ADVISORS INCURRED BY IT IN CONNECTION WITH THE NEGOTIATION, PREPARATION, EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY.

          10.05 AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Issuer, the Charter Member, the Investor (so long as the Investor is a Holder) and the Majority Unitholders. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          10.06 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          10.07 SURVIVAL. All representations and warranties made by the Issuer herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement or the Registration Rights Agreement shall be considered to have been relied upon by the Investor and shall survive the issuance of the Warrants or the Warrant Units regardless of any investigation made by or on behalf of the Investor. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Issuer hereunder. All representations and warranties made by the Investor herein shall be considered to have been relied upon by the Issuer and the Charter Member and shall survive the issuance to the Investor of the Warrants or the Warrant Units regardless of any investigation made by either of the Issuer or the Charter Member or on its behalf.

          10.08 SPECIFIC PERFORMANCE. Damages in the event of breach of this Agreement by a Holder, the Issuer or the Charter Member would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Holder, the Issuer and the Charter Member, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder, the Issuer and the Charter Member hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders, the Issuer or the Charter Member from pursuing any other rights and remedies at law or in equity which the Holders, the Issuer or the Charter Member may have.

          10.09 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          10.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

          10.11 GOVERNING LAW; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          10.12 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          10.13  ENTIRE   AGREEMENT.   This   Agreement   supersedes  all  prior
discussions and agreements between the parties with respect to the subject matter hereof, and together with the Warrant, the Registration Rights Agreement and the Operating Agreement contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Unitholder and Warrant Agreement as of the date first above written.



                                                   CENTERBROOK HOLDINGS LLC


                                                   By: /S/ ROBERT D. MAUM
                                                       ------------------
                                                 Name: Robert D. Maum
                                                Title: Chief Executive Officer



                                                   IXIS FINANCIAL PRODUCTS  INC.



                                                   By: /S/ N. MUMFORD
                                                       --------------
                                                 Name: N. Mumford
                                                Title: Managing Director

                                                   By: /S/ CHRISTOPHER HAYDEN
                                                       ----------------------
                                                 Name: Christopher Hayden
                                                Title: Managing Director



                                                   CHARTER MAC CORPORATION



                                                   By: /S/ MARC D. SCHNITZER
                                                       ---------------------
                                                 Name: Marc D. Schnitzer
                                                Title: Chief Executive Officer

                                                                       Exhibit A
                                                                              to
                                                Unitholder and Warrant Agreement



                                [Form of Warrant]

                                     WARRANT

          THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN UNITHOLDER AND WARRANT AGREEMENT DATED AS OF JUNE 28, 2006 (THE "UNITHOLDER AND WARRANT AGREEMENT"), AMONG CENTERBROOK HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY (THE "ISSUER"), IXIS FINANCIAL PRODUCTS INC. AND CHARTER MAC CORPORATION, AS THE UNITHOLDER AND WARRANT AGREEMENT MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE UNITHOLDER AND WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE UNITHOLDER AND WARRANT AGREEMENT.

          THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA.



                                                            Warrant No. ________

Dated:  ________ __, 20__



                                     WARRANT

                              to Purchase Units of

                            CENTERBROOK HOLDINGS LLC

          THIS IS TO CERTIFY THAT [NAME OF WARRANT HOLDER], or its registered assigns, is entitled to purchase in whole (but not in part) from CENTERBROOK HOLDINGS LLC, a Delaware limited liability company (together with any successor thereto, the "ISSUER"), at any time during the Exercise Period (as defined below), a number of Units (as defined in the Unitholder and Warrant Agreement referenced below) in an amount equal to the Unit Exercisable Amount (as defined in said Unitholder and Warrant Agreement) for such Holder immediately prior to the beginning of the Exercise Period at a purchase price equal to the Exercise Price (as defined in said Unitholder and Warrant Agreement) for such Unit Exercisable Amount, subject to the terms and conditions hereinbelow provided.

          This Warrant is one of the Warrants originally issued pursuant to the Unitholder and Warrant Agreement dated as of June 28, 2006 among the Issuer, IXIS Financial Products Inc. and Charter Mac Corporation (as amended, supplement and otherwise modified and in effect from time to time, the "UNITHOLDER AND WARRANT AGREEMENT").

          SECTION 1. CERTAIN DEFINITIONS. Each capitalized term used herein without definition shall have the meaning assigned thereto (or incorporated by reference) in the Unitholder and Warrant Agreement (as hereinafter defined). The provisions of Section 1.03 of the Unitholder and Warrant Agreement shall also apply to this Warrant. As used herein, the following terms shall have the following meanings:

          "ADDITIONAL UNITS" shall mean all Units issued or sold by the Issuer on or after the date hereof, other than Excluded Securities.

          "CURRENT  MARKET  PRICE",  per  any  Unit,  for  the  purposes  of any provision of this Warrant at the date herein specified, shall be deemed to be the fair market value per such Unit, as reasonably determined by the Board, or if there shall be a public market for Units, the average of the daily market prices for each day during the 30 consecutive trading days commencing 45 Business Days before such date as of which such a price can be established in the manner set forth below. The market price for each such Business Day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.

          "EXCLUDED SECURITIES" shall mean (a) the shares or Units issued in an issuance in respect of which the Holder has exercised preemptive rights pursuant to Section 8.05 of the Unitholder and Warrant Agreement, (b) the Units issued and outstanding on the date hereof as described in Section 3.07 of the Unitholder and Warrant Agreement and (c) the Units issued upon exercise of the Warrants.

          "EXERCISE  NOTICE"  shall have the  meaning  assigned  to such term in
Section 2 hereof.

          "HOLDER" shall mean the registered holder of this Warrant.

          "ISSUER" shall have the meaning assigned to such term in the first paragraph of this Warrant.

          "WARRANT HOLDER" shall mean any Person who acquires Warrants or Warrant Units pursuant to the provisions of the Unitholder and Warrant Agreement, including any transferees of Warrants or Warrant Units.

          SECTION 2. EXERCISE OF WARRANT. At any time during the Exercise Period, the Holder may exercise this Warrant, on one occasion, on any Business Day, in whole (but not in part), by delivering to the Issuer, at its office maintained for such purpose pursuant to Section 9.01 hereof, (i) a written notice substantially in the form of Annex 1 hereto (the "EXERCISE NOTICE") of the Holder's election to exercise this Warrant, which notice shall specify the number of Units to be purchased (which shall be in an amount equal to the Unit Exercisable Amount for such Holder immediately prior to the beginning of the Exercise Period) and the Exercise Price thereof and (ii) a certified or bank check or checks payable to the Issuer in an aggregate amount equal to such Exercise Price. Upon receipt of an Exercise Notice, the Issuer shall, as promptly as practicable and in any event within 5 Business Days thereafter, issue the aggregate number of Units and other securities issuable upon such exercise and any other property to which such Holder is entitled.

          The Warrant Units so issued shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of the Holder or such other name or names as shall be designated in such Exercise Notice. Such Warrant Units shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Units, including, to the extent permitted by law, the right to vote such Units or to consent or to receive notice as a Unitholder, as of the date on which the later of the Exercise Notice and the payment of the Exercise Price is received by the Issuer as aforesaid, and all taxes required to be paid by the Holder, if any, pursuant to Section 7 hereof, prior to the issuance of such Units have been paid.

          All Units issuable upon the exercise of this Warrant shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens.

          The Issuer shall not be required to issue a fractional Unit upon exercise of this Warrant. As to any fraction of a Unit which the Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Unit on the date of exercise.

          SECTION 3. TRANSFER, DIVISION AND COMBINATION. Subject to Section 9.03 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Issuer to be maintained for such purpose, upon presentment of this Warrant at the office of the Issuer maintained for such purpose pursuant to Section 9.01 hereof, together with a written assignment of this Warrant duly executed by the Holder or its agent or attorney and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such presentment and, if required, such payment, the Issuer shall, subject to Section 9.03 hereof and the immediately following sentence, (a) execute and deliver a new Warrant in the name of the assignee or assignees specified in such instrument of assignment, (b) register such transfer on its books and (c) if such assignment was an assignment in whole, promptly cancel this Warrant. This Warrant, if properly assigned in compliance with this
Section 3 and Section 9.03 hereof, may be exercised by an assignee for the purchase of Units without having a new Warrant or Warrants issued. Notwithstanding any provision herein to the contrary, the Issuer shall not be required to register the transfer of Warrants or Warrant Units in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Units otherwise than in accordance with this Warrant and the Unitholder and Warrant Agreement. The Issuer shall maintain at its aforesaid office books for the registration and transfer of the Warrants.

          SECTION 4. ADJUSTMENT OF UNITS. The Issuer shall not take any action with respect to its Units of any class without at the same time taking like action with respect to its Units of each other class. In case a consolidation, merger or share or unit exchange of the Issuer shall be effected with another Person on or after the date hereof, or the sale, lease or transfer of all or a majority of its assets to another Person shall be effected on or after the date hereof, then, as a condition of such consolidation, merger, share or unit exchange, sale, lease or transfer, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of each Unit immediately theretofore purchasable and receivable upon the exercise of each of the Warrants, such units, shares of stock or other equity interests, securities, cash or other property receivable upon such consolidation, merger, share or unit exchange, sale, lease or transfer by the holder of the number of Units for which this Warrant is exercisable immediately prior to such event. In any such case, appropriate and equitable provision also shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof and of the Unitholder and Warrant Agreement and the Registration Rights Agreement shall thereafter be applicable, as nearly as may be, in relation to any Units, securities, cash or other property thereafter deliverable upon the exercise of any Warrants. The Issuer shall not effect any such consolidation, merger, share or unit exchange, sale, lease or transfer unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Issuer) resulting from such consolidation, merger or share or unit exchange or the Person purchasing, leasing or otherwise acquiring such assets shall assume, by written instrument mailed to the Holder at its last address appearing on the books of the Issuer, the obligation to deliver to the Holder such units, shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase. The above provisions of this Section 4 shall similarly apply to successive consolidations, mergers, share or unit exchanges, sales, leases or transfers.

          SECTION 5. RESERVATION AND AUTHORIZATION OF UNITS. The Issuer shall at all times reserve and keep available for issue upon the exercise or conversion of Warrants such number of its authorized but unissued Units and of such classes as will be sufficient to permit the exercise in full of all outstanding Warrants. All Units which shall be so issuable, when issued upon exercise of any Warrant and payment of the applicable Exercise Price therefor in accordance with the terms of this Warrant, shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens.

          Before taking any action which would result in an adjustment in the number of Units for which this Warrant is exercisable, the Issuer shall (i) take any corporate action which is necessary in order that the Issuer may validly and legally issue fully paid and nonassessable Units free and clear of any Liens upon the exercise of all the Warrants immediately after the taking of such action and (ii) obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          SECTION 6. TAKING OF RECORD; UNIT AND WARRANT TRANSFER BOOKS. The Issuer shall not at any time, except upon complete dissolution, liquidation or winding up, close its Unit transfer books or Warrant transfer books so as to result in preventing or delaying the exercise, conversion or transfer of any Warrant, unless otherwise required by any applicable federal, state or local law.

          SECTION 7. EXPENSES, TRANSFER TAXES AND OTHER CHARGES. The Issuer shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issue and delivery of unit or warrant certificates, that are incurred in respect of the issuance or delivery of Units upon exercise or conversion of this Warrant pursuant to Section 2 hereof, or in connection with any transfer, division or combination of Warrants pursuant to
Section 3 or 4 hereof. The Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Units in a name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Issuer the amount of any such tax, or has established, to the satisfaction of the Issuer, that such tax has been paid.

          SECTION 8. NO VOTING RIGHTS. Prior to the exercise of this Warrant, no Holder shall be entitled to any voting or other rights as a member of the Issuer except as expressly provided in this Warrant or in the Operating Agreement.

          SECTION 9. MISCELLANEOUS.

          9.01 OFFICE OF ISSUER. So long as any of the Warrants remains outstanding, the Issuer shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be such office as the Issuer shall designate and maintain for such purposes and give notice thereof to all Warrant Holders.

          9.02 NOTICES GENERALLY. Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with Section 10.03 of the Unitholder and Warrant Agreement.

          9.03 RESTRICTIONS ON TRANSFERABILITY. The Warrants and the Warrant Units shall be transferable only upon compliance with the conditions specified in Section 3 of the Unitholder and Warrant Agreement , the Registration Rights Agreement and Article 11 of the Operating Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Units, and any Holder shall be bound by the provisions of (and entitled to the benefits of) Section 3 of the Unitholder and Warrant Agreement , the Registration Rights Agreement and
Article 11 of the Operating Agreement.

          9.04 GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, except to the extent that New York conflicts of laws principles would apply the Delaware Limited Liability Company Act to matters relating to limited liability companies organized thereunder.

          9.05 LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase Units, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a Unitholder of the Issuer, whether such liability is asserted by the Issuer, by any creditor of the Issuer or any other Person.

          9.06 VALUE DETERMINATIONS BY THE BOARD, ETC. Whenever the Board determines fair market value or Current Market Price pursuant to this Warrant or the Unitholder and Warrant Agreement, any such determination or opinion shall be made by the Board in good faith and in a commercially reasonable manner.

          IN WITNESS WHEREOF, the Issuer has duly executed this Warrant as of the date first above written.



                                              CENTERBROOK HOLDINGS LLC



                                              By:______________________________
                                            Name:
                                           Title:

                                                                         Annex 1
                                                                              to
                                                                         Warrant

                                FORM OF EXERCISE
                                ----------------

                (To be executed by the registered holder hereof)

          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of Units of CENTERBROOK HOLDINGS LLC, a Delaware limited liability company, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and set forth below, and requests that such Units be issued in accordance with the instructions given below.

Dated:  ________ __, 20__



                                                --------------------------------
                                                (Signature of Registered Holder)

Exercise Price: _______________

Unit Exercisable Amount: ________________

Instructions for issuance and registration of Units:

-------------------------------
Name of Registered Holder
(please print)

Social Security or Other Identifying
Number: _________________________

Please deliver evidence of the issuance to the following address:

------------------------------------
              Street

------------------------------------
     City, State and Zip Code

                                                                    Exhibit B to
                                                Unitholder and Warrant Agreement


                     [Form of Registration Rights Agreement]



          REGISTRATION RIGHTS AGREEMENT dated as of [________ __], 2006 between CENTERBROOK HOLDINGS LLC, a Delaware limited liability company (the "ISSUER") and IXIS FINANCIAL PRODUCTS INC. (the "INVESTOR"). Capitalized terms not otherwise defined herein have the meanings set forth in Section 1 hereof.

          WHEREAS, the Issuer, the Investor and Charter Mac Corporation are parties to a Unitholder and Warrant Agreement dated as of even date herewith (as amended, supplement and otherwise modified and in effect from time to time, the "UNITHOLDER AND WARRANT AGREEMENT"), providing for the issuance by the Issuer of Warrants (as defined in the Unitholder and Warrant Agreement) which entitle the Investor to purchase, from and after the date of its issuance, from the Issuer at any time on or prior to the date specified in Unitholder and Warrant Agreement, Units (as therein defined) of the Issuer;

          WHEREAS, the Investor and Charter Mac Corporation are parties to the Amended and Restated Operating Agreement of the Issuer, dated as of the date hereof (the "OPERATING AGREEMENT"); and

          WHEREAS, in order to induce the Investor to purchase the Warrants and to enter into the Operating Agreement, and as a condition precedent to such actions, the Investor requires that the Issuer enter into this Agreement simultaneously with the Investor's execution of the Unitholder and Warrant Agreement and the Operating Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. DEFINITIONSSECTION 1. DEFINITIONSSECTION 1. DEFINITIONS. Each capitalized term used herein without definition shall have the meaning assigned thereto (or incorporated by reference) in the Unitholder and Warrant Agreement. The provisions of Section 1.03 of the Unitholder and Warrant Agreement shall also apply to this Agreement. As used herein, the following terms shall have the following meanings:

          "CUTBACK REGISTRATION" shall mean any Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Issuer and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Issuer which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

          "FORM S-2" shall mean Form S-2 promulgated by the Commission under the Securities Act, or any successor or similar short-form registration statement.

          "FORM S-3" shall mean Form S-3 promulgated by the Commission under the Securities Act, or any successor or similar short-form registration statement.

          "INDEMNIFIED PARTY" shall mean a party entitled to indemnity in accordance with Section 6 hereof.

          "INDEMNIFYING PARTY" shall mean a party obligated to provide indemnity in accordance with Section 6 hereof.

          "INSPECTORS" shall have the meaning assigned to such term in Section 3(i) hereof.

          "INVESTOR" shall have the meaning assigned to such term in the preamble of this Agreement.

          "ISSUER" shall have the meaning assigned to such term in the preamble of this Agreement.

          "LOSSES" shall have the meaning assigned to such term in Section 6.01 hereof.

          "MANAGING   UNDERWRITER"  shall  mean,  with  respect  to  any  Public
Offering, the underwriter or underwriters managing such Public Offering.

          "NASD" shall mean the National Association of Securities Dealers.

          "NOTICE OF PIGGYBACK REGISTRATION" shall have the meaning assigned to such term in Section 2.01 hereof.

          "PIGGYBACK REGISTRATION" shall mean any registration of Units or other equity securities of the Issuer under the Securities Act (other than a registration in respect of a distribution reinvestment or similar plan for unitholders of the Issuer or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of the Issuer or for the account of any holder of Units of the Issuer (other than Registrable Securities).

          "PUBLIC OFFERING" shall mean any offering of Units to the public, either on behalf of the Issuer or any of its Unitholders, pursuant to an effective registration statement under the Securities Act.

          "REGISTRABLE SECURITIES" shall mean (a) Units and (b) Units issued or issuable upon exercise of the Warrants. As to any particular Registrable Securities, once issued such Units shall cease to be Registrable Securities when
(i) a registration statement with respect to the sale of such Units shall have become effective under the Securities Act and such Units shall have been disposed of in accordance with such registration statement, (ii) such Units shall have been distributed to the public pursuant to Rule 144, or (iii) such Units shall have ceased to be outstanding. Units beneficially owned by the Issuer or any Affiliate (other than an institutional investor) shall not be deemed Registrable Securities.

          "REGISTRATION EXPENSES" shall mean all expenses incident to the Issuer's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Piggyback Registration, including all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Issuer and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of counsel retained by the holders of a majority of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof.

          "REQUESTING HOLDERS" shall mean, with respect to any Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

          "SHORT-FORM REGISTRATION" shall mean a Piggyback Registration effected by the filing of a registration statement on Form S-2 or Form S-3 with the Commission.

          "UNITHOLDER AND WARRANT AGREEMENT" shall have the meaning assigned in the preamble of this Agreement.

          SECTION    2.    PIGGYBACK     REGISTRATIONSSECTION    3.    Piggyback
RegistrationsSECTION 3. Piggyback Registrations.

          2.01 RIGHT TO INCLUDE REGISTRABLE SECURITIES3.01 RIGHT TO INCLUDE REGISTRABLE Securities3.01 RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the
Issuer at any time proposes after the date hereof to effect a Piggyback Registration, it will each such time give prompt written notice (a "NOTICE OF PIGGYBACK REGISTRATION") at least 30 days (or 20 days in the case of a Short-Form Registration) prior to the anticipated filing date to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such Units. Upon the written request of any such holder made within 30 days (or 20 days in the case of a Short-Form Registration) after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Issuer will use its best efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Issuer has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Issuer shall determine for any reason not to register or to delay registration of such Units, the Issuer may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other Units.

          2.02 REGISTRATION STATEMENT FORM2.03 REGISTRATION STATEMENT FORM2.03 REGISTRATION STATEMENT FORM. Piggyback Registrations shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Issuer.

          2.03 REGISTRATION EXPENSES3.02 REGISTRATION EXPENSES3.02 REGISTRATION EXPENSES. The Issuer will pay all Registration Expenses incurred in connection with each Piggyback Registration.

          2.04 PRIORITY IN CUTBACK REGISTRATIONS3.03 PRIORITY IN CUTBACK REGISTRATIONS3.03 PRIORITY IN CUTBACK REGISTRATIONS. If a Piggyback Registration becomes a Cutback Registration, the Issuer will include in such registration to the extent of the amount of the Units which the Managing Underwriter advises the Issuer can be sold in such offering:

          (a) if such registration involves a primary offering of the Issuer's Units, (i) FIRST, the Units proposed by the Issuer to be sold for its own account, and (ii) SECOND, other Units of the Issuer proposed to be included in such registration by the Requesting Holders and any Person who is a party to a registration rights agreement referred to in Section 8.02 hereof, allocated among the holders thereof PRO RATA on the basis of the number of Units requested to be included by such holders; and

          (b) if such registration does not involve a primary offering of the Issuer's Units, all Units requested to be included in such registration by the Requesting Holders and any Person who is a party to a registration rights agreement referred to in Section 8.02 hereof, PRO RATA on the basis of the number of Units requested to be included by such holders;

and any Units so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

          SECTION 3. REGISTRATION PROCEDURES. If and whenever the Issuer is required to include any Registrable Securities under the Securities Act pursuant to Section 2 hereof, the Issuer will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Requesting Holders in a manner consistent with such proposed offering. Without limiting the foregoing, the Issuer in each such case will, as expeditiously as possible:

          (a) prepare and file with the Commission the requisite registration statement (and any amendments, supplements and prospectuses with respect thereto) to effect such registration, PROVIDED that as far in advance as practical before filing such registration statement or any amendment or supplement thereto, the Issuer will furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder and its plan of distribution that is contained therein and the Issuer will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment;

          (b) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such Units have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) 270 days after such registration statement becomes effective;

          (c)  promptly   notify  each   Requesting   Holder  and  the  relevant
     underwriter or underwriters, if any:

               (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any posteffective amendment thereto, when the same has become effective;

               (ii) of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

               (iii) of the notification to the Issuer by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement (and the Issuer shall promptly attempt to have such order withdrawn); and

               (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

          (d) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

          (e) use its best  efforts  to  register  or  qualify  all  Registrable
     Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or a qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Issuer shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or
     (iii) to consent to general service of process in any jurisdiction;

          (f) furnish to each Requesting Holder a signed counterpart, addressed to such holder (and the underwriters, if any), of

               (i) an opinion of counsel for the Issuer, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), customary for transactions of this type and reasonably satisfactory in form and substance to such holder, and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Issuer's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such holder (or the underwriters, if any) may reasonably request, which letter may be limited to the extent required under the accounting guidelines and policies of such independent public accounts;

          (g) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its Unitholders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (i) make available for inspection by any Requesting Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any due diligence responsibility, and cause the Issuer's officers, managers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement, and permit the Inspectors to participate in the preparation of such registration statement and any prospectus contained therein and any amendment or supplement thereto;

          (j) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the Units of the same class as the Registrable Securities are then listed.

          The Issuer may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Issuer with such information regarding such holder and the distribution of such Units as the Issuer may from time to time reasonably request in writing in connection with such registration; PROVIDED that the Issuer will not file any registration statement under the Securities Act which refers to any holder of any Registrable Securities by name or otherwise as the holder of any Units of the Issuer, unless it shall first have given to such holder the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such Units does not make such holder a "controlling person" of the Issuer within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Issuer's debt or equity securities or Units covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Issuer, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Issuer of the happening of any event of the kind described in paragraph (i) above, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by said paragraph (i) and, if so directed by the Issuer, will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the period referred to in paragraph (b) above shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to said paragraph (i) and to and including the date when each holder of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by said paragraph (i).

          SECTION 4. UNDERWRITTEN PIGGYBACK OFFERINGS. If the Issuer at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Issuer will use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by Requesting Holders among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Units to be sold by such underwriters in connection with such Piggyback Registration. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Issuer and such underwriter or underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Issuer to and for the benefit of such underwriters also be made to and for their benefit. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Issuer and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

          SECTION 5. HOLDBACK AGREEMENTS BY ISSUER AND OTHER UNITHOLDERS. Unless the Managing Underwriter otherwise agrees, the Issuer and each holder of Registrable Securities agrees not to effect any public sale or distribution of its Units, or any securities convertible into or exchangeable or exercisable for such Units, during the 14 days prior to and the 180 days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Piggyback Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the Units included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto. The Issuer also agrees, unless the Managing Underwriter otherwise agrees, to cause each Unitholder which is a party to a registration rights agreement with the Issuer entered into on or after the date hereof, and each holder of its Units, or of any securities convertible into or exchangeable or exercisable for such Units, in each case purchased from the Issuer, at any time after the date of this Agreement (other than in a Public Offering), to agree, to the extent permitted by law, not to effect any such public sale or distribution of such Units (including a sale under Rule 144), during such period, except as part of such underwritten registration.

          SECTION 6. INDEMNIFICATION

          6.01 INDEMNIFICATION BY ISSUER. The Issuer shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Piggyback Registration, its managers and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such manager or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Issuer will reimburse such seller and each such manager, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof), PROVIDED that the Issuer shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such manager, officer or controlling Person, and shall survive the transfer of such Units by such seller. The Issuer shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and managers and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

          6.02 INDEMNIFICATION BY THE SELLERS. Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Issuer, its managers and officers, and each other Person, if any, who controls the Issuer within the meaning of the Securities Act, against any Losses to which the Issuer or any such manager or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED that the obligation to provide indemnification pursuant to this Section 6.02 shall be several, and not joint and several, among such Indemnifying Parties and the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this Section 6.02 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or any such manager, officer or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and managers and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Issuer.

          6.03 NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in Section 6.01 or 6.02 hereof, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 6. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists or such Indemnified Party has additional defenses available to it with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that (i) the Indemnified Party may participate in such defense at the Indemnified Party's expense, and (ii) the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to appropriate local counsel) for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          6.04 CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified
Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this Section 6.04 shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

          No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

          6.05 OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Section 6 (with appropriate modifications) shall be given by the Issuer and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          6.06 INDEMNIFICATION  PAYMENTS.  The indemnification  required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or losses are incurred.

          SECTION  7.  COVENANTS  RELATING  TO  RULES  144 AND  144A.  COVENANTS
RELATING TO RULES 144 AND 144A. If at any time the Issuer is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Issuer shall (i) file reports in compliance with the Exchange Act, (ii) comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and (iii) take such other actions and furnish each holder of Registrable Securities with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Issuer's principal financial officer, stating (a) the Issuer's name, address and telephone number (including area code), (b) the Issuer's Internal Revenue Service identification number, (c) the Issuer's Commission file number, (d) the number of Units outstanding as shown by the most recent report or statement published by the Issuer, and (e) whether the Issuer has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

          With a view to making available to each holder of Registrable Securities the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Issuer agrees that (at any time the Issuer is required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange
Act) so long as a holder owns any Registrable Securities, each holder of Registrable Securities and each prospective holder of Registrable Securities who may consider acquiring Registrable Securities in reliance upon Rule 144A shall have the right to request from the Issuer, and the Issuer will provide, upon request, such information regarding the Issuer and its business, assets and properties, if any, as is at the time required to be made available by the user under Rule 144A so as to enable such holder to transfer Registrable Securities to such prospective holder in reliance upon Rule 144A.

          Each holder of Registrable Securities agrees (on behalf of itself and each of its Affiliates, directors, managers, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound practices, any non-public information supplied to it by the Issuer pursuant to this Agreement which is identified by the Issuer as being confidential at the time the same is delivered to such holder of Registrable Securities, PROVIDED that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the holders of Registrable Securities, (iii) to regulatory personnel, auditors or accountants, (iv) in connection with any litigation to which any one or more of the holders of Registrable Securities is a party, (v) to a Subsidiary or Affiliate of such holder of Registrable Securities as provided in clause (a) above or (vi) to any prospective holder of Registrable Securities so long as such prospective holder of Registrable Securities first executes and delivers to the respective holder of Registrable Securities a confidentiality containing undertakings substantially the same as those set forth in this paragraph.

          SECTION 8. OTHER REGISTRATION RIGHTS.

          8.01 NO EXISTING AGREEMENTS. The Issuer represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Issuer (other than this Agreement) pursuant to which any holders of Units of the Issuer have a right to cause the Issuer to register or qualify such Units under the Securities Act or any securities or blue sky laws of any jurisdiction other than the Unitholders Registration Rights Agreement.

          8.02 FUTURE AGREEMENTS. The Issuer shall not hereafter agree with or amend an existing agreement with the holders of any Units issued or to be issued by the Issuer to register or qualify such Units under the Securities Act or any securities or blue sky laws of any jurisdiction unless such agreement specifically provides that (a) such holder of such Units may not participate in any Piggyback Registration except as provided in Section 2 hereof, and (b) such Units may not be publicly offered or sold for the period specified in Section 5 hereof under the circumstances described therein.

          SECTION 9. MISCELLANEOUS.

          9.01 WAIVER. No failure on the part of the Investor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          9.02 NOTICES. All notices, requests and other communications provided for herein (including any waivers or consents under this Agreement) shall be given or made to the address and in the manner set forth in Section 10.03 of the Unitholder and Warrant Agreement.

          9.03 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Issuer, the Investor (so long as the Investor is a Holder) and the Majority Unitholders. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          9.04 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          9.05 REMEDIES; SPECIFIC PERFORMANCE. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies. As between the parties to this Agreement, in any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

          Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Issuer and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

          9.06 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          9.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

          9.08 GOVERNING LAW; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          9.09 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          9.10 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and together with the Warrant and the Unitholder and Warrant Agreement contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          9.11 THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 6 hereof.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.



                                        CENTERBROOK HOLDINGS LLC



                                        By:____________________________________
                                      Name:
                                     Title:



                                        IXIS FINANCIAL PRODUCTS INC.



                                        By:____________________________________
                                      Name:
                                     Title:

                                        By:____________________________________
                                      Name:
                                     Title:

                                                                    Exhibit C to
                                                Unitholder and Warrant Agreement

                                [TO BE INSERTED]

                                                                    Exhibit D to
                                                Unitholder and Warrant Agreement



                                FORM OF ELECTION
                                ----------------

                (To be executed by IXIS Financial Products Inc.)

          Pursuant to Section 2.05 of the Unitholder and Warrant Agreement dated as of June 28, 2006 among the Centerbrook Holdings LLC, IXIS Financial Products Inc. and Charter Mac Corporation (as amended, supplement and otherwise modified and in effect from time to time, the "UNITHOLDER AND WARRANT AGREEMENT"), the undersigned hereby elects that all of the Warrants issued pursuant to the Unitholder and Warrant Agreement shall be exercisable in accordance with their terms.

Dated:  ________ __, 20__



                                                  IXIS FINANCIAL PRODUCTS  INC.


                                                  By:___________________________
                                                Name:
                                               Title:

                                                  By:___________________________
                                                Name:
                                               Title: